Exhibit 99.1

Raymond James Institutional Investors Conference March 4, 2013

Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and other reports filed and furnished to the Securities and Exchange Commission. Forward Looking Statements | 2

Investment Summary Well-positioned for growth Franchise value in premier market Resilient local economy Opportunities for organic and M&A growth Strong, experienced management team Excellent asset quality and diversified loan portfolio Diversified revenue stream Shareholder-focused Attractive valuation Dividend has increased 400% since 2009 53% compound annual EPS growth rate over past 5 years | 3

Company Profile | 4 Founded 1998 Headquarters Fairfax County, VA Retail Banking Offices 27 Mortgage Banking Offices 16 Commercial Banking Retail Banking Residential Mortgage Wealth Management

Management Team Industry Experience Years in Market Bernard Clineburg Chairman & CEO 41 years 41 Chris Bergstrom EVP, CCO/CRO 30 years 22 Alice Frazier EVP, COO 24 years 21 Dennis Griffith EVP, Chief Lending Officer 38 years 38 Kevin Reynolds EVP, Director of Sales 30 years 30 Mark Wendel EVP, CFO 30 years 6 Bob Brower CEO, George Mason Mortgage 21 years 21 | 5

Financial Highlights 12/31/2012 12/31/2011 % Change Net Income $45.3 million $28.0 million 62% EPS (Fully Diluted) $1.51 $0.94 61% Assets $3.04 billion $2.60 billion 17% Loans $1.80 billion $1.63 billion 11% Deposits $2.24 billion $1.78 billion 26% | 6

Aggressive on Sales, CONSERVATIVE ON RISK | 7 Our Operating Philosophy

Strong Fifth largest economy in the U.S. 59 Inc. “500 Fastest-Growing Companies” Stable 2001-2009 Regional GRP growth of 25% Unemployment rate consistently below national average The Greater Washington Economy: | 8 Source: Greater Washington Initiative

The Greater Washington Economy | 9 1Forbes.com 2MRIS 3SNL Financial, June 30, 2012 Map: Greater Washington Initiative Home to five of the “Top 10” counties with the highest median income in the U.S.1 Housing trends year over year2 Median sales price increased 10.7% Average days on market decreased 26.7% $154.7 billion deposit base3

The Greater Washington Economy | 10 Growing 5 major corporate headquarter relocations in recent years1 Gained more than 285,000 jobs (8.87% growth) since 2000 Greater Washington Jobs by Sector, 20122 1Greater Washington Initiative 2GMU Center for Regional Analysis

Unemployment Rate | 11 Source: GMU Center for Regional Analysis

Projected Major Sources of Job Growth | 12 Sectors Jobs (in Thousands) Percent Change 2012 2017 Change Professional & Business Services 697.4 841.2 143.8 20.6% Federal Government 380.4 358.4 -22.0 -5.8% Education/Health 380.2 419.0 38.8 10.2% State & Local Government 309.7 321.6 11.9 10.2% Hospitality 276.8 285.0 8.2 3.0% Retail Trade 254.1 266.6 12.5 4.9% Financial Services 150.0 154.7 4.7 3.1% Construction 146.4 201.8 55.4 37.8% Information Services 80.6 87.6 7.0 8.7% Other Services 182.8 185.3 2.5 1.4% Other Sectors (3) 175.0 193.2 18.2 10.4% Total Jobs 3,033.4 3,314.4 281.0 9.3% Source: GMU Center for Regional Analysis Washington Area, 2012-2017

Integrated Business Model | 13 6 Regional Teams of dedicated business-line representatives, led by established Market Executives: Commercial Retail Mortgage Wealth Management Niche Industry Expertise Medical Practices Title Companies Nonprofits Specialty Groups Government Contracting Real Estate Lending

Public Recognition | 14 * 3rd Consecutive Appearance 2011, 2012 2012 Bank Performance Scorecard Overall Financial Performance Ranked 12th of 195 Banks Nationwide $1 billion to $5 billion in assets. Top-Rated Community Lender Washington Metropolitan Area 4 Consecutive Quarters 4Q2011- 3Q2012

Banking and Mortgage Office Locations | 15

Our Markets Region Median Household Income 20111 Total Population 20111 Projected Population Increase 2010 – 20152 Retail Branches Fairfax County, VA $103,010 1,081,726 7.37% 11 Loudoun County, VA $119,540 312,311 18.33% 4 Prince William County, VA $92,655 402,002 7.32% 3 Arlington County, VA $94,986 207,626 8.33% 4 Alexandria, VA $77,793 139,966 7.55% 1 Montgomery County , MD $89,155 971,777 3.78% 1 District of Columbia $60,903 601,723 2.78% 1* Stafford and Spotsylvania Counties, VA $83,267 251,358 6.61% 2 1Source: Greater Washington Initiative 2Source: SNL Financial | 16 * Georgetown Branch scheduled opening 2Q2013.

Our Deposit Market Share | 17 Region 3Q2012 Deposit Growth, 3Q2011-3Q2012 CFNL Deposits Total Deposits in Market Market Growth CFNL Growth Greater Washington MSA $2.04 billion $154.7 billion 10.47% 39.64% Fairfax County, VA $1.2 billion $46.3 billion 24.58% 51.99% Loudoun County, VA $219.7 million $4.8 billion 9.69% 29.25% Prince William County, VA $59.13 million $3.48 billion 12.85% 20.16% Arlington County, VA $119.8 million $5.8 billion 17.23% 34.13% Alexandria, VA $54 million $5.1 billion 4.76% 33.49% Montgomery County, MD $72.7 million $31.2 billion 3.58% 116.66% District of Columbia $77.2 million $33.1 billion 4.64% 20.39% Fredericksburg (City) and Stafford County, VA $77.2 million $1.9 billion 7.23% 25.43% Source: SNL Financial

Quality Annual Growth 1From 12/31/2008 through 12/31/2012 | 18 CAGR1 Loans: 11.65% Deposits: 15.39% Total Assets: 12.45%

Deposit Profile Emphasis on core deposits and increasing relationships 6 Business Deposit Officers Aggressive deposit campaigns with strategic follow-up marketing Peer Deposit Growth Comparison: Y2011 to Y2012 Complete Peer Listing in Appendix Source: SNL Financial | 19 Area # of Officers Average Industry Experience Average Years In-Market Retail 27 19 Years 16 Business Deposit 6 15 Years 10 Leadership 2 25 Years 25

Core Deposit Base and Cost of Deposits1 Cost of Deposits | 20 1Excludes Brokered CDs Money Market/ Savings

Net Interest Margin | 21

Peer Asset Growth Comparison Source: Y2011 to Y2012 | 22 Complete Peer Listing in Appendix Source: SNL Financial

Loan Portfolio of $1.80 billion 27 Loan Officers Commercial Real Estate Government Contract Small Business Retail Commercial Lending Profile Peer Loan Growth Comparison: Y2011 to Y2012 CFNL excludes Loans held for Sale Complete Peer Listing in Appendix Source: SNL Financial | 23 Loan Officers Average Industry Experience Average Years In-Market 27 21 Years 18

Loan Portfolio Mix (12/31/2012) | 24

Commercial Real Estate Portfolio (12/31/12) Recreational | 25

Strong Conservative Credit Culture Source: Nonperforming Assets to Assets | 26

Credit Quality Ranking

Regional Peers		NPAs/Assets (%) Y2012
Cardinal Financial Corporation	VA	0.25
Monarch Financial Holdings, Inc.	VA	0.30
American National Bankshares Inc.	VA	0.90
First Community Bancshares, Inc.	VA	1.09
National Bankshares, Inc.	VA	1.32
Sandy Spring Bancorp, Inc.	MD	1.36
StellarOne Corporation	VA	1.38
Carter Bank & Trust	VA	1.39
Eagle Bancorp, Inc.	MD	1.65
Union First Market Bankshares Corporation	VA	1.66
Virginia Commerce Bancorp, Inc.	VA	1.78
TowneBank	VA	1.80
Eastern Virginia Bankshares, Inc.	VA	2.45
Middleburg Financial Corporation	VA	2.64
Community Bankers Trust Corporation	VA	2.81
First United Corporation	MD	3.54
Shore Bancshares, Inc.	MD	3.76
Franklin Financial Corporation	VA	4.58
First Mariner Bancorp	MD	6.34
Hampton Roads Bankshares, Inc.	VA	6.36

National Peers		NPAs/Assets (%) Y2012
Century Bancorp, Inc.	MA	0.14
Cardinal Financial Corporation	VA	0.25
Southside Bancshares, Inc.	TX	0.36
Financial Institutions, Inc.	NY	0.73
Wilshire Bancorp, Inc.	CA	0.87
Lakeland Bancorp, Inc.	NJ	1.03
Lakeland Financial Corporation	IN	1.03
City Holding Company	WV	1.04
Washington Trust Bancorp, Inc.	RI	1.07
Hudson Valley Holding Corp.	NY	1.21
Community Bank	CA	1.26
ViewPoint Financial Group, Inc.	TX	1.27
Kearny Financial Corp. (MHC)	NJ	1.27
Northfield Bancorp, Inc.	NJ	1.30
Hanmi Financial Corporation	CA	1.34
StellarOne Corporation	VA	1.38
Republic Bancorp, Inc.	KY	1.41
First Financial Holdings, Inc.	SC	1.43
BNC Bancorp	NC	1.53
MainSource Financial Group, Inc.	IN	1.54
Eagle Bancorp, Inc.	MD	1.65
Virginia Commerce Bancorp, Inc.	VA	1.78
First Bancorp	NC	2.50
Ameris Bancorp	GA	2.61
Enterprise Financial Services Corp	MO	2.88
Sun Bancorp, Inc.	NJ	3.12
Customers Bancorp, Inc.	PA	3.16
First Financial Corporation	IN	3.49
Mechanics Bank	CA	3.78
Anchor BanCorp Wisconsin Inc.	WI	11.47

Source: SNL Financial

CARDINAL

| 27

George Mason Mortgage operates 17 branches in 10 counties, in Virginia, Maryland and the District of Columbia Marketing gains have ranged between 1.9% and 2.1% in 2012 Mortgage Banking Profile | 28 # Loan Officers Average Closings per Loan Officer per Quarter Q42010 59 $8,652,779 Q42011 102 $7,632,000 Q42012 160 $7,947,819

Brokerage Services1 Investment Management Wealth Management Profile 1 Securities offered through Raymond James Financial Services, Inc., Member FINRA/SIPC, and are: • Not deposits • Not insured by FDIC or any other government agency • Not guaranteed by Cardinal Bank • Subject to risk, may lose value. Cardinal Bank and Cardinal Wealth Services are independent of Raymond James Financial Services. | 29 Senior Management Average Industry Experience Average Years In-Market 2 23 Years 17

Revenue Trends | 30 Thousands

Cardinal is Well Capitalized Average Tang. Common Equity/Tang. Assets Regional Banks $1-4 billion in assets reported as of 2/13/13 Source: SNL Financial | 31

Last Bank Standing? Local Target Acquirer Deposits1 (000s) Branches Year Virginia Commerce Bank United Bank $2,264,000 28 2013 Alliance Bank (VA) WashingtonFirst Bank $382,759 5 2012 Chevy Chase Bank Capital One (Converted 10/2010) $12,983,932 250 2009 Provident M&T (Converted 2009) $3,092,007 63 2009 Wachovia Wells $19,660,882 152 2008 Mercantile / MD PNC $1,662,476 240 2007 James Monroe Bank Mercantile / MD $449,374 6 2006 Community Bank Mercantile / MD $661,857 14 2005 Riggs Bank PNC / PA $4,374,122 48 2005 Southern Financial Provident / MD $756,949 28 2004 First Virginia BB&T / NC $3,907,382 364 2003 F&M / MD Mercantile / MD $916,789 49 2003 Total Consolidation $51,112,529 1,247 1FDIC Deposit Market Share | 32

Expansion of Montgomery County market team New Market Executive and two additional commercial lenders with regional expertise Additional branch locations under consideration Banking office expansion in key markets within Washington MSA Georgetown, Washington, DC (Second Quarter, 2013) Additional Virginia locations under consideration Deeper market penetration with additions to staff in existing mortgage offices Leverage opportunities with targeted expertise and marketing to niche industries Strategic Growth: De Novo | 33 Map: SNL Financial • Existing Cardinal Banking Offices • Existing George Mason Mortgage Offices

| 34 Acquisition Strategy Markets with growth potential Strong local management to lead regional market teams Complementary product line offering Attractive branch network Strategic Growth Map: SNL Financial • Existing Cardinal Banking Offices • Existing George Mason Mortgage Offices

Stock Profile Share Price (2/15/2013) $16.54 52 Week Range $10.28 - $16.90 Shares Outstanding 30,247,056 Market Capitalization $500.3 million Average Daily Volume 124,587 Price (2/15/13)/Book 1.62x Price (2/15/13)/ Tangible Book (12/31/12) 1.68x CFNL (NASDAQ) | 35

Aggressive on Sales, CONSERVATIVE ON RISK | 36 Our Operating Philosophy

APPENDIX

Appendix A: Regional Peer Group

Company Name	Ticker	State	Total Assets Reported Y2012 ($000)
American National Bankshares Inc.	AMNB	VA	1,283,687
Cardinal Financial Corporation	CFNL	VA	3,039,187
Carter Bank & Trust	CARE	VA	4,442,296
Community Bankers Trust Corporation	BTC	VA	1,153,288
Eagle Bancorp, Inc.	EGBN	MD	3,409,441
Eastern Virginia Bankshares, Inc.	EVBS	VA	1,075,002
First Community Bancshares, Inc.	FCBC	VA	2,731,097
First Mariner Bancorp	FMAR	MD	1,378,420
First United Corporation	FUNC	MD	1,315,223
Franklin Financial Corporation	FRNK	VA	1,070,781
Hampton Roads Bankshares, Inc.	HMPR	VA	2,054,092
Middleburg Financial Corporation	MBRG	VA	1,236,781
Monarch Financial Holdings, Inc.	MNRK	VA	1,215,578
National Bankshares, Inc.	NKSH	VA	1,101,345
Sandy Spring Bancorp, Inc.	SASR	MD	3,955,206
Shore Bancshares, Inc.	SHBI	MD	1,185,807
StellarOne Corporation	STEL	VA	3,023,204
TowneBank	TOWN	VA	4,405,923
Union First Market Bankshares Corporation	UBSH	VA	4,095,865
Virginia Commerce Bancorp, Inc.	VCBI	VA	2,823,692

Source: SNL Financial

Includes VA/MD/DC Banks with Assets between $1b and $4.5b

Appendix B: National Peer Group

Company Name	Ticker	State	Total Assets Reported Y 2012 ($000)
Ameris Bancorp	ABCB	GA	3,019,052
Anchor BanCorp Wisconsin Inc.	ABCW	WI	2,789,452
BNC Bancorp	BNCN	NC	3,083,788
Cardinal Financial Corporation	CFNL	VA	3,039,187
Century Bancorp, Inc.	CNBKA	MA	3,086,209
City Holding Company	CHCO	WV	2,917,466
Community Bank	CYHT	CA	3,060,641
Customers Bancorp, Inc.	CUUU	PA	3,197,334
Eagle Bancorp, Inc.	EGBN	MD	3,409,441
Enterprise Financial Services Corp	EFSC	MO	3,325,786
Financial Institutions, Inc.	FISI	NY	2,764,034
First Bancorp	FBNC	NC	3,244,910
First Financial Corporation	THFF	IN	2,793,023
First Financial Holdings, Inc.	FFCH	SC	3,215,558
Hanmi Financial Corporation	HAFC	CA	2,882,520
Hudson Valley Holding Corp.	HVB	NY	2,891,246
Kearny Financial Corp. (MHC)	KRNY	NJ	2,937,006
Lakeland Bancorp, Inc.	LBAI	NJ	2,918,703
Lakeland Financial Corporation	LKFN	IN	3,064,144
MainSource Financial Group, Inc.	MSFG	IN	2,769,288
Mechanics Bank	MCHB	CA	3,182,474
Northfield Bancorp, Inc.	NFBK	NJ	2,813,201
Republic Bancorp, Inc.	RBCAA	KY	3,394,399
Southside Bancshares, Inc.	SBSI	TX	3,237,403
StellarOne Corporation	STEL	VA	3,023,204
Sun Bancorp, Inc.	SNBC	NJ	3,224,031
ViewPoint Financial Group, Inc.	VPFG	TX	3,662,420
Virginia Commerce Bancorp, Inc.	VCBI	VA	2,823,692
Washington Trust Bancorp, Inc.	WASH	RI	3,071,884
Wilshire Bancorp, Inc.	WIBC	CA	2,750,863

Source: SNL Financial
Includes Banks with Assets between $2.75b and $3.5b